UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Dell Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on June 26, 2017.

DELL TECHNOLOGIES INC.
DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

Meeting Information

Meeting Type:	Annual Meeting

For holders as of:	April 27, 2017

Date: June 26, 2017 Time: 11:00 a.m., Central Time

Location:	Meeting live via the Internet–please visit www.virtualshareholdermeeting.com/DVMT2017.

The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/DVMT2017 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                    ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. You can also request a paper or e-mail copy of the proxy statement, annual report, and form of proxy relating to all of Dell Technologies’ future stockholder meetings. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 12, 2017 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. You may use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on Sunday, June 25, 2017.

During The Meeting:

Go to www.virtualshareholdermeeting.com/DVMT2017. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Phone: You can vote by telephone by requesting a paper copy of the proxy materials, which will include a proxy card containing a toll-free telephone number.

Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1:

1.     Election of Group I Directors

Nominees:

01)   David W. Dorman

02)   William D. Green

03)   Ellen J. Kullman

The Board of Directors recommends that you vote FOR Proposals 2 and 3:

2.     Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending February 2, 2018.

3.     Approval, on an advisory basis, of the compensation of Dell Technologies’ named executive officers as disclosed in the proxy statement.

The Board of Directors recommends that you vote FOR “Every 1 year” for Proposal 4:

4.     Advisory vote on whether Dell Technologies should hold an advisory vote by stockholders to approve the compensation of Dell Technologies’ named executive officers every 1, 2 or 3 years.

The Board of Directors recommends that you vote FOR Proposal 5:

5.     Adoption of amendment to Dell Technologies’ certificate of incorporation to increase the authorized number of shares of common stock as described in the proxy statement.

NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.